4Q10 Earnings Conference Call Supplemental Materials January 25, 2011 Exhibit 99.2

Forward Looking Statements
Safe Harbor
Statements contained in this presentation which are
not historical facts and which pertain to future
operating results of IBERIABANK Corporation and its
subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking
statements involve significant risks and uncertainties.
Actual results may differ materially from the results
discussed in these forward-looking statements.
Factors that might cause such a difference include,
but are not limited to, those discussed in the
Company’s periodic and other filings with the SEC.

3 Introductory Comments

Introductory Comments
Summary – Position
Favorable Balance Sheet Composition
Very Balanced; Core Funded; Low C&D Exposure
Continued Good Asset Quality; Extraordinary Capital
Favorable Interest Rate And Credit Risk Positioning
Some of the Highest Capital Ratios of Bank Holding
Companies with More Than $5 Billion in Assets
Approximately $616 Million in Excess Cash In 4Q10
Deposit Runoff During 4Q10 As We Lowered Deposit Rates
Future Growth Engines in Multiple Markets
Strategic Recruiting Continued During The 4
th
Quarter
Fortunately, We Avoided What Ails The Banking Industry
Remain Well Positioned For Future Opportunities

Corporate Overview
4Q10
Deposit Market Share as of  June 30, 2010
Source: SNL Financial
Map Reflects Locations as of  January 19, 2010
NASDAQ Traded     IBKC
Headquarters Lafayette, LA
Founded 1887
Market Cap           $ 1.6 Billion
Locations                    226
(Bank Branches       145)
FTE’s                        2,122
Asset Size $ 10.0 Billion
Deposits              $  7.9 Billion
Loans                    $  6.0 Billion
Clients                         216,000
Subsidiaries
IBERIABANK
Lenders Title
Arkansas
36 Branches
$1.0 bil deposits
#12 Rank
33 Non-bank Offices
Texas
4 Branches
$53 mm deposits
#462 Rank
4 Non-bank Offices
Louisiana
51 Branches
$3.9 bil deposits
#5 Rank
21 Non-bank Offices
Alabama
10 Branches
$474 mm deposits
#22 Rank
4 Non-bank Offices
Florida
43 Branches
$3.0 bil deposits
#21 Rank
8 Non-bank Offices
Tennessee
2 Branches
$170 mm deposits
#105 Rank
1 Non-bank Office

Introductory Comments
Strategic Goals & Priorities
•
Double-Digit Annual EPS Growth
•
ROTE Of 23% - 25%
•
Bank Tangible Efficiency < 50%
•
Top Quartile Asset Quality
•
Develop Memphis, Mobile & Houston
•
Deepen Share In Little Rock, Baton Rouge,
New Orleans, And Shreveport
•
Expand Wealth Management/Financial
Advisory Business/Capital Markets
•
Provide Depth For Unusual Opportunities
•
Grind Our Way Through The Credit Cycle
Strategic
Goals
18-Month
18-Month
Priorities
Priorities

7 Financial Overview

Financial Overview
Summary – 4Q10 and 12/31/10
T/E Net Interest Income Up $2mm (+3%)
Credit Quality Statistics Excluding FDIC Covered Assets:
•
NPA/Assets = 0.91% (0.81% in 3Q10)
•
30+ Days Past Due = 1.44% (1.48% in 3Q10)
•
Loan Loss Reserve/Loans = 1.40% (1.43% in 3Q10)
•
Net COs/Average Loans = 0.96% (0.57% in 3Q10)
•
Provision = $12mm ($3mm in 3Q10)
Minimal Gains On Sale of Investments in 4Q10 ($4.1mm Gain in
3Q10)
Merger And Conversion Related Costs = $1.7mm ($1.5mm in
3Q10)
Reported EPS = $0.48, Down 7% from 3Q10
EPS Excluding One-Time Costs = $0.52, Down 5% from 3Q10
Capital Ratios Improved (Tier 1 Leverage up 35 bps to 11.24%)

Financial Overview
Favorable Balance Sheet Growth
4Q10 Results
4Q10 Results
•
Loans +$244mm, +4%
•
Deposits -$349mm -4%
•
Loan/Deposits = 71%
•
Equity = -$3mm, -0.3%
•
Equity/Assets = 12.67%
•
Tier 1 Leverage = 11.24%
•
Div Payout = 70.1%
•
ROA = 0.50%
•
ROE = 3.94%
•
ROTE = 5.26%
•
Efficiency Ratio = 73%
•
Tang Eff. Ratio = 71%
•
BV/Share = $48.50
•
Tang BV/Share = $38.68

Financial Overview
Trends - Mortgage Interest Rates
Source: Bloomberg
Conforming
Rates Have
Fallen
Substantial
Refi Activity
Sales
Spreads
Remain
Favorable
Improved
Competitive
Dynamics In
Mortgage
Business

Financial Overview
Trends – Jumbo Mortgage Rates
Source: Bloomberg
Subprime Mtg.
Market Gone &
Alt-A Market Is
Stalled
Jumbo Spread
Has Narrowed
Considerably
Mix Of FHA/VA
& Conforming
Product
In December,
31% Of Our
Production
Was FHA/VA
And 61% Was
Conventional

Financial Overview
Mortgage Quarterly Revenues
In 4Q10 Closed
$517mm (-1% Vs.
3Q10)
In 4Q10 Sold
$602mm (+31%
Vs. 3Q10)
Highest Revenue
Quarter in
Company History
4Q10 Vs. 3Q10:
20% Increase In
Mtg. Revenues
$107mm Locked
Pipeline on
1/21/11

Financial Overview
Title Insurance Qtrly Revenues
Title & Mortgage
Footprints Don’t
Necessarily
Overlap
4Q10: $4.7mm
In Revenues
(-3% Vs. 3Q10)
Impairment
Recorded in
4Q09 Totaling
$9.7 mm
New CEO For
Title Business
On 10/25/10

Financial Overview
Service Charges/Revenues
0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0%
TIBB
EBTX
PBIB
IBKC
WTNY
CSFL
SBCF
HOMB
UCBI
OZRK
PFBX
HBHC
FSGI
RNST
TRMK
BXS
SFNC
FMFC
SBSI
CCBG
MSL
IBKC = 5.4%
Source: SNL Data as of most recent quarter
Non-Interest Income Excludes Gains on Acquisitions and Investment Sales

•
Less Reliance On
Service Charge
Income And
Consumer Fees
Than Peers
•
77% Of Eligible
Accounts With
Overdraft Activity
Have Opted-In To
Overdraft Services
(Reg-E)

Financial Overview
Quarterly Repricing Schedule
Excess Cash Methodically Being Deployed
Favorable Repricing Opportunities
1Q11 2Q11 3Q11 4Q11 1Q12
Cash Equivalents 299.2 $              - $       - $       - $       - $
0.41% 0.00% 0.00% 0.00% 0.00%
Investments 156.5 $              118.2 $    106.9 $    118.1 $    75.9 $
3.97% 4.21% 4.07% 3.24% 4.02%
Loans 3,346.7 $           330.0 $    319.8 $    246.0 $    160.4 $
3.53% 5.34% 5.07% 5.80% 5.76%
Time Deposits 646.8 $              581.1 $    437.9 $    394.2 $    236.1 $
1.59% 1.57% 1.57% 1.88% 2.36%
Borrowed Funds 350.4 $              2.9 $       3.6 $       1.4 $       13.1 $
1.15% 3.55% 3.67% 3.58% 3.28%

Financial Overview
Interest Rate Simulations
Source: Bancware
model, as of December 2010
As Rates Have Fallen And Cash Has Accumulated, Become
More Asset Sensitive
Degree Is A Function Of The Reaction Of Competitors To
Changes In Deposit Pricing
Forward Curve Has A Small Positive Impact Over 12 Months
Includes FDIC Assisted Acquisitions of CapitalSouth, Orion, Century and Sterling
Base Blue Forward
Change In:
-200 bp -100 bp Case +100 bp +200 bp Chip Curve
Net Interest
Income -0.7% 0.4% 0.0% 0.8% 2.3% -0.2% 0.1%
Economic
Value of
Equity
-13.1% -3.1% 0.0% -0.7% -3.6% 1.7% 0.5%

17 Financial Overview Annual Change In Stock Price Source: Bloomberg as of January 24, 2011

Financial Overview
Last 12 Months Price Change By Index
Source: SNL Through January 24, 2011
-10% 0% 10% 20% 30%
Southeast Banks
Banks < $250M
Banks $5B-$10B
Micro Cap Banks
Banks < $500M
Banks $250M-$500M
Mid Cap Banks
NASDAQ Bank
Banks $500M-$1B
Banks $1B-$5B
IBERIABANK Corporation
Small Cap Banks
Midwest Banks
NASDAQ Finl
NYSE
Banks
New England Banks
Banks > $10B
All Financial Institutions
S&P Bank
Large Cap Banks
KBW Bank
Southwest Banks
Western Banks
S&P Financials
Russell 3000
TARP Participants
S&P 500
Mid-Atlantic Banks
Russell 2000
NASDAQ
S&P Small-Cap
S&P Mid-Cap
+8%

Financial Overview
3 Years Price Change By Index
Source: SNL Through January 24, 2011
-70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 30%
Southeast Banks
Micro Cap Banks
Mid Cap Banks
Banks < $250M
S&P Bank
Banks < $500M
Banks $250M-$500M
S&P Financials
KBW Bank
Banks > $10B
TARP Participants
Banks
Banks $1B-$5B
Midwest Banks
Banks $500M-$1B
New England Banks
Large Cap Banks
All Financial Institutions
Mid-Atlantic Banks
Small Cap Banks
Banks $5B-$10B
NASDAQ Bank
NASDAQ Finl
Southwest Banks
NYSE
S&P 500
Western Banks
Russell 3000
S&P Small-Cap
Russell 2000
NASDAQ
S&P Mid-Cap
IBERIABANK Corporation
+25%

20 Asset Quality

Asset Quality
Loan Portfolio Mix
% based on gross portfolio – excluding discounts on
loans acquired in FDIC-assisted transactions
Residential
5%
Home Equity
8%
Credit Card
1%
Automobile
0%
Indirect
Automobile
4%
Other Consumer
1%
Business
20%
Commercial RE
23%
All Other Loans
3%
CapitalSouth
Gross Loans = 4%,
Discount = 1%
Orion
Gross Loans = 12%,
Discount = 6%
Century
Gross Loans =5%,
Discount = 2%
Transparent slices indicate loan discounts
Sterling
Gross Loans = 2%,
Discount = 1%
$000s % of CRE
%
Loans
C&D-IBERIABANK fsb 57,286 $             4% 1%
C&D-IBERIABANK 207,961              13% 3%
CRE-Owner Occupied 558,909              36% 8%
CRE-Non-Owner Occupied 735,976              47% 11%
Total Commercial RE 1,560,133 $         100% 23%

Asset Quality
IBERIABANK
Builder & Non-Builder
C&D Loan Exposure
Note: Excludes Covered Loans
# Of Loans $ Funded % Of Line Average
Funded Committed Committed %Total Funded $ Funded
Lafayette 54,242         71,908             148             26.1% 75% 366,498 $
Community Bank 3,036           3,036               110             1.5% 100% 27,601 $
Baton Rouge 25,232         41,926             69              12.1% 60% 365,676 $
New Orleans 69,216         88,340             80              33.3% 78% 865,202 $
Northshore 7,624           7,647               19              3.7% 100% 401,245 $
Regional Commercial South 6,077           6,856               3                2.9% 89% 2,025,602 $
Shreveport 6,986           11,156             14              3.4% 63% 498,973 $
NE Louisiana 5,794           6,765               56              2.8% 86% 103,461 $
Regional Commercial North 18,306         31,124             6                8.8% 59% 3,051,036 $
Mobile 4,210           6,255               5                2.0% 67% 842,066 $
Birmingham 665             1,296               2                0.3% 51% 332,394 $
Houston 1,500           1,500               1                0.7% 100% 1,500,000 $
Mortgage - RIC 5,075           5,967               26              2.4% 85% 195,180 $
Total 207,961 $    283,775 $         539             100.0% 73% 385,828 $
On 9/30/10 222,217 $    295,702 $        490            100.0% 75% 453,505 $
By Dollar Amount ($000)
Construction & Development
Loans (1A)
<100% 100% <100% 100%
Complete Complete Complete Complete
Lafayette 14,487            39,755             21 127
Community Bank -                 3,036               0 110
Baton Rouge 5,279             19,952             14 55
New Orleans 23,625            45,592             15 65
Northshore -                 7,624               0 19
Regional Commercial South 1,476             4,601               1 2
Shreveport 1,490             5,495               6 8
NE Louisiana 243                5,550               6 50
Regional Commercial North 3,679             14,627             3 3
Mobile 2,331             1,880               3 2
Birmingham 665                -                   2 0
Houston -                 1,500               0 1
Mortgage - RIC 1,069             4,006               8 18
     Total 54,344 $         153,617 $         79 460
On 9/30/10 48,165 $        174,052 $        73 417
Construction & Development
Loans (1A)
By Dollar Amount ($000) Number
% Balance
Funded Loans Discounts & % Discounts &
Balance Current 30-59 60-89 > 90 Nonaccrual Reserves Nonaccrual Reserves
Lafayette 54,242             54,172             -           -           -           70                  1,050           0.1% 1.94%
Community Bank 3,036               2,997               6              -           -           33                  34                1.1% 1.12%
Baton Rouge 25,232             25,232             -           -           -           -                 328              0.0% 1.30%
New Orleans 69,216             68,719             -           486          -           11                  766              0.0% 1.11%
Northshore 7,624               3,439               -           -           -           4,184             121              54.9% 1.58%
Regional Commercial South 6,077               6,077               -           -           -           -                 44                0.0% 0.73%
Shreveport 6,986               6,986               -           -           -           -                 60                0.0% 0.86%
NE Louisiana 5,794               5,712               15            -           13            54                  113              0.9% 1.96%
Regional Commercial North 18,306             17,960             -           -           -           346                456              1.9% 2.49%
Mobile 4,210               4,210               -           -           -           -                 47
Birmingham 665                 665                  -           -           -           -                 7
Houston 1,500               1,500               -           -           -           -                 17                0.0% 1.11%
Mortgage - RIC 5,075               3,222               -           -           -           1,852             26                36.5% 0.51%
     Total 207,961 $        200,891 $         22 $         486 $        13 $         6,550 $          3,069 $         3.1% 1.48%
On 9/30/10 222,217 $        215,074 $        12 $         19 $         232 $       6,880 $          3,365 $        3.1% 1.51%
By Dollar Amount ($000)
# Of Days Past Due
Construction & Development
Loans (1A)

Asset Quality
4Q10 Compared To Prior Quarters
Note: Includes FDIC Assisted Acquisitions
     ($thousands)
IBERIABANK IBERIABANK fsb IBERIABANK Corporation
2Q10 3Q10 4Q10 2Q10 3Q10 4Q10 2Q10 3Q10 4Q10
Nonaccruals 847,617 $    853,299 $    788,979 $    22,537 $      18,054 $    27,265 $    870,154 $      871,353 $      816,244 $
OREO & Foreclosed 35,666         44,623         56,610         10,177        12,872       12,608       45,843           57,495           69,217
90+ Days Past Due 111,475       39,442         51,670         2,416          4,151        1,442        113,891         43,593           53,112
  Nonperforming Assets 994,758 $    937,365 $    897,259 $    35,130 $      35,077 $    41,314 $    1,029,887 $   972,441 $      938,573 $
NPAs/Assets 11.52% 10.67% 10.80% 2.11% 2.06% 2.51% 9.93% 9.21% 9.36%
NPAs/(Loans + OREO) 20.73% 19.56% 18.01% 3.49% 3.32% 3.68% 17.74% 16.63% 15.37%
LLR/Loans 1.59% 2.33% 2.35% 2.04% 2.05% 1.84% 1.67% 2.28% 2.26%
Net Charge-Offs/Loans 0.46% 0.34% 0.23% 0.31% 0.48% 2.87% 0.44% 0.36% 0.72%
Past Dues:
30-89 Days Past Due 115,442 $    82,059 $      108,278 $    3,585 $       7,727 $      3,067 $      119,026 $      89,786 $        111,345 $
90+ days Past Due 111,475       39,442         51,670         2,416          4,151        1,442        113,891         43,593           53,112
Nonaccual Loans 847,617       853,299       788,979       22,537        18,054       27,265       870,154         871,353         816,244
Total 30+ Past Dues 1,074,533 $ 974,801 $    948,926 $    28,537 $      29,932 $    31,774 $    1,103,071 $   1,004,732 $   980,700 $
% Loans 22.56% 20.54% 11.42% 2.86% 2.87% 2.86% 19.15% 17.35% 16.25%
Loan Mix:
Commercial 64.6% 65.7% 66.7% 68.5% 70.3% 71.3% 65.0% 66.2% 67.2%
Consumer 13.3% 14.9% 15.0% 18.9% 17.8% 17.3% 14.3% 15.4% 15.4%
Mortgage 14.9% 13.4% 12.5% 6.6% 6.2% 5.6% 13.6% 12.4% 11.5%
Business Banking 1.6% 1.3% 1.3% 1.9% 1.8% 1.9% 1.7% 1.4% 1.4%
Indirect 5.6% 4.7% 4.5% 0.0% 0.0% 0.0% 4.7% 4.0% 3.8%
Credit Cards 0.0% 0.0% 0.0% 4.1% 3.9% 3.9% 0.7% 0.6% 0.7%
   Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%

Asset Quality
Loans Past Due + Non-Accruals
By Entity: 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10
IBERIABANK (Ex-FDIC Covered Assets)
     30+ days past due 0.32% 0.58% 0.67% 0.81% 0.32% 0.30%
     Non-accrual 0.45% 0.38% 0.94% 0.78% 0.70% 0.66%
     Total Past Due 0.77% 0.96% 1.61% 1.59% 1.02% 0.96%
IBERIABANK fsb
     30+ days past due 1.09% 1.12% 0.88% 0.60% 1.14% 0.41%
     Non-accrual 2.45% 2.78% 2.42% 2.26% 1.73% 2.46%
     Total Past Due 3.54% 3.90% 3.30% 2.86% 2.87% 2.87%
Consolidated (Ex-FDIC Covered Assets)
     30+ days past due 0.50% 0.72% 0.73% 0.77% 0.52% 0.33%
     Non-accrual 0.92% 0.97% 1.31% 1.13% 0.96% 1.11%
     Total Past Due 1.42% 1.69% 2.04% 1.90% 1.48% 1.44%
CapitalSouth Only
     30+ days past due 5.78% 5.69% 7.54% 7.83% 7.94% 7.10%
     Non-accrual 18.67% 22.25% 25.23% 23.87% 23.38% 21.12%
     Total Past Due 24.45% 27.94% 32.77% 31.70% 31.32% 28.22%
Orion Only
     30+ days past due 8.72% 4.64% 8.51% 3.59% 6.11%
     Non-accrual 30.37% 36.63% 34.06% 36.26% 34.52%
     Total Past Due 39.09% 41.27% 42.57% 39.85% 40.63%
Century Only
     30+ days past due 6.03% 7.04% 7.58% 3.53% 5.44%
     Non-accrual 30.67% 35.90% 38.31% 40.57% 41.39%
     Total Past Due 36.70% 42.94% 45.89% 44.10% 46.83%
Sterling Only
     30+ days past due 7.31% 10.68%
     Non-accrual 20.08% 26.68%
     Total Past Due 27.39% 37.36%
Consolidated With FDIC Covered Assets
     30+ days past due 1.06% 3.60% 3.09% 3.48% 1.98% 2.44%
     Non-accrual 2.79% 12.70% 14.23% 13.01% 12.95% 12.10%
     Total Past Due 3.85% 16.30% 17.32% 16.49% 14.93% 14.54%
Loans Past Due
Loans Past Due 30 Days Or More And Nonaccruing Loans As % Of Loans Outstanding

Asset Quality
Trends – Entity NPAs & Past Dues
Note: Includes FDIC Assisted Acquisitions
(Dollars in $000s) 4Q09 1Q10 2Q10 3Q10 4Q10 $Chg
12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 Last Qtr.
Nonaccrual IBERIABANK 865,494 $        944,590 $        847,617 $        853,299 $        788,979 $        (64,320) $
IBERIABANK fsb
27,947             24,569             22,537             18,054             27,265             9,211
Consolidated 893,441 $        969,159 $        870,153 $        871,353 $        816,244 $        (55,109) $
OREO & Foreclosed Assets IBERIABANK 62,811 $          38,706 $          35,666 $          44,623 $          56,610 $          11,987 $
IBERIABANK fsb
11,281             11,436             10,177             12,872             12,607             (265)
Consolidated 74,092 $          50,142 $          45,843 $          57,495 $          69,217 $          11,722 $
Accruing 90+ Days Past Due IBERIABANK 42,184 $          59,041 $          111,475 $        39,442 $          51,670 $          12,228 $
IBERIABANK fsb
1,767              1,316              2,416              4,151              1,442              (2,709)
Consolidated 43,952 $          60,357 $          113,891 $        43,593 $          53,112 $          9,519 $
Total NPAs IBERIABANK 970,489 $        1,042,337 $     994,758 $        937,365 $        897,259 $        (40,106) $
IBERIABANK fsb
40,996             37,321             35,130             35,077             41,314             6,237
Consolidated 1,011,485 $     1,079,658 $     1,029,887 $     972,441 $        938,573 $        (33,869) $
NPAs / Total Assets IBERIABANK 12.05% 12.01% 11.52% 10.67% 10.80%
IBERIABANK fsb
2.68% 2.27% 2.11% 2.06% 2.51%
Consolidated 10.43% 10.39% 9.93% 9.21% 9.36%
30-89 Days Past Due IBERIABANK 199,558 $        111,579 $        115,442 $        82,059 $          108,278 $        26,219 $
IBERIABANK fsb
9,461              7,647              3,585              7,727              3,067              (4,660)
Consolidated 209,019 $        119,226 $        119,026 $        89,786 $          111,345 $        21,559 $
30-89 Days PDs / Loans IBERIABANK 4.18% 2.36% 2.50% 1.73% 2.20%
IBERIABANK fsb
0.94% 0.75% 0.36% 0.74% 0.28%
Consolidated 3.61% 2.08% 2.07% 1.55% 1.84%

Asset Quality
Trends – Entity LLR & Net COs
Note: Includes FDIC Assisted Acquisitions
(Dollars in $000s) 4Q09 1Q10 2Q10 3Q10 4Q10 $Chg
12/31/09 3/31/10 06/30/10 09/30/10 12/31/2010 Last Qtr.
Loan Loss Reserve* IBERIABANK 34,431 $     43,763 $     75,660 $     110,578 $    115,651 $    5,073 $
IBERIABANK fsb
21,337        20,112 20,340 21,376 20,449 (927)
Consolidated 55,768 $     63,875 $     96,000 $     131,954 $    136,100 $    4,146 $
LLR / Total Loans IBERIABANK 0.72% 0.93% 1.59% 2.33% 2.35%
IBERIABANK fsb
2.12% 1.98% 2.04% 2.05% 1.84%
Consolidated 0.96% 1.11% 1.67% 2.28% 2.26%
Net Charge-Offs IBERIABANK 419 $          1,530 $       5,351 $       4,108 $       2,790 $       (1,318) $
IBERIABANK fsb
1,865          3,564          760             1,222          7,716          6,493
Consolidated 2,284 $       5,094 $       6,111 $       5,330 $       10,506 $     5,176 $
Net COs/Avg Loans IBERIABANK 0.04% 0.13% 0.46% 0.34% 0.23%
IBERIABANK fsb
0.78% 1.41% 0.31% 0.48% 2.87%
Consolidated 0.18% 0.36% 0.44% 0.36% 0.72%
LLR Coverage Of NPAs IBERIABANK 4% 4% 8% 12% 13%
IBERIABANK fsb
52% 54% 58% 61% 49%
Consolidated 6% 6% 9% 14% 15%
*
Does not include loan discounts associated with acquisitions.

Asset Quality
Loan Mix And 30 Days+ Past Due
4Q09 1Q10 2Q10 3Q10 4Q10 4Q10*
12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 12/31/10
% of Outstandings Commercial 62.7% 63.0% 65.0% 66.2% 67.3% 68.0%
Mortgage 17.3% 17.1% 13.6% 12.4% 11.5% 8.3%
Consumer 13.0% 13.0% 14.3% 15.4% 15.4% 14.9%
Indirect 4.5% 4.5% 4.7% 4.0% 3.8% 5.7%
Business Banking 1.7% 1.7% 1.7% 1.4% 1.4% 2.1%
Credit Cards 0.8% 0.7% 0.7% 0.6% 0.6% 1.0%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Past Due 30+ Days* Commercial 24.62% 21.17% 17.08% 15.99% 15.55% 1.34%
Mortgage 17.52% 16.61% 16.54% 14.28% 14.94% 2.06%
Consumer 9.74% 8.06% 10.96% 16.22% 14.82% 1.62%
Indirect 1.19% 1.01% 0.78% 0.78% 0.87% 0.87%
Business Banking 2.17% 2.73% 2.51% 2.95% 2.57% 2.57%
Credit Cards 1.52% 2.12% 1.71% 1.50% 1.57% 1.44%
Total Loans 19.82% 17.32% 15.01% 14.93% 14.54% 1.44%
IBERIABANK 23.04% 20.21% 17.42% 17.03% 16.73% 0.96%
IBERIABANK fsb
3.90% 3.30% 2.86% 2.87% 2.87% 2.87%
Consolidated 19.82% 17.32% 15.01% 14.93% 14.54% 1.44%
Includes Non-Accrual Loans
* Excludes FDIC assisted acquisitions

Asset Quality
Loan Loss Reserve
IBERIABANK Franchise
•
IBERIABANK Comprises 82% Of Consolidated Loan Portfolio
•
Legacy IBERIABANK Credits Performing Very Well
•
Classified Assets And NPAs Remain Favorable
•
$4.8 Million Loan Loss Provision In 4Q10 (3Q10 = $2.9 Million)
IBERIABANKfsb
Franchise
•
Construction Portfolio Is Only $4.4 Million (0.07% of Total Loans)
•
$6.8 Million Loan Loss Provision in 4Q10 (3Q10 = $2.2 Million)
$10.5 Million In
Legacy Net
Charge-Offs In
4Q10 (0.96% Of
Average Loans)
4Q09 1Q10 2Q10 3Q10 4Q10
Net Charge-Offs - legacy 2,283 $     5,094 $     5,956 $     6,123 $     10,473 $
Loan Growth 14,326      (501)         354          683          5,501
Change In Asset Quality (7,350)      7,680       158          (3,548)      (4,418)
Loan Loss Provision - legacy 9,260 $     12,273 $   6,468 $     3,258 $     11,556 $
Loan Loss Provision - FDIC Acqs -           928          6,431       1,870       (332)
Total Loan Loss Provision 9,260 $     13,201 $   12,899 $   5,128 $     11,224 $
Net Charge-Offs/Avg. Loans 0.18% 0.36% 0.44% 0.36% 0.72%
Loan Loss Reserve/Loans 0.96% 1.11% 1.67% 2.28% 2.26%

The Lowest Level Of
C&D Loan Exposure
Compared To Peers
One Of The Lowest
Levels Of NPAs
Compared To Peers
Asset Quality
C&D Loans And
NPAs Compared To
Peers
Source: SNL, using most recent quarterly information

C&D Loans /
Total Loans
NPAs / Total
Assets
0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0%
IBKC
SBCF
SFNC
TRMK
PNFP
CCBG
BXS
PRSP
WTNY
HBHC
UCBI
OZRK
4.0%
0.00% 2.00% 4.00% 6.00% 8.00% 10.00%
PRSP
IBKC
HBHC
SFNC
TRMK
PNFP
OZRK
BXS
WTNY
CCBG
UCBI
SBCF
0.69%
9.36%
IBKC Including Acquisitions

30 Asset Quality Commercial Real Estate Loan Portfolio Excludes covered loans related to FDIC-Assisted Acquisitions

Asset Quality
Commercial Real Estate Loan Portfolio
Note: Includes commercial construction and land development loans
Excludes covered loans related to FDIC-Assisted Acquisitions
IBERIABANK
IBERIABANK
fsb
TOTAL
Non-Owner Occupied
Current 707.3 $         187.7 $         895.0 $
Past Due 1.7               0.8               2.5
Nonaccrual 5.4               17.2              22.7
Total 714.5 $         205.7 $         920.2 $
   % Nonaccrual 0.76% 8.38% 2.46%
Owner Occupied
Current 495.9 $         136.6 $         632.6 $
Past Due 1.2               0.5               1.7
Nonaccrual 3.8               1.9               5.6
Total 500.9 $         139.0 $         639.9 $
   % Nonaccrual 0.75% 1.34% 0.88%
Total CRE 1,215.4 $      344.7 $         1,560.1 $
   % Nonaccrual 0.76% 5.54% 1.81%
Last Qtr (9/30/10) 0.92% 3.85% 1.52%
Non-Owner Occup/Tier 1 Cap.
95% 114% 76%

32 Asset Quality Commercial Loan Composition Note: At December 31, 2010; Includes commercial construction and land development loans – excludes Covered Assets

33 Consumer Loan Portfolio

Consumer Loan Portfolio
By Product – Score Distribution
Note: Excludes Credit Cards
Excludes Covered Loans from FDIC Acquisitions
Volume Score Volume Score Volume Score
HELOC 153 $          741    32 $         742    185 $       741
Home Equity Loans 183            726    117          728    299          727
Unsecured Lines 15              733    2              724    17            733
Unsecured 15              703    8              703    23            703
Other Secured 37              702    11            700    48            702
Indirect Auto 229            720    -           -     229          720
Total 631 $          722    170 $       720    801 $       722
Consumer Portfolio - Product Type And Average Score
IBERIABANK IBERIABANK fsb IBERIABANK Corp
Score
Intervals HELOC
Home
Equity
Loans
Unsecured
Lines Unsecured
Other
Secured
Indirect
Auto
800 + 11% 13% 4% 7% 14% 14%
750 - 799 38% 35% 20% 28% 27% 30%
700 - 749 27% 23% 29% 25% 21% 22%
650 - 699 12% 14% 20% 18% 17% 17%
600 - 649 5% 6% 12% 7% 10% 7%
550 - 599 3% 4% 7% 6% 6% 4%
500 - 549 2% 3% 4% 5% 3% 3%
450 - 499 1% 1% 2% 1% 1% 1%
400 - 449 0% 0% 0% 0% 0% 0%
Other 1% 2% 3% 2% 3% 2%
Total 100% 100% 100% 100% 100% 100%
Avg. Score 741        727          733              703              702           720
Consumer Portfolio - Score Distribution By Product

Consumer
Loan
Portfolio
Past Dues
By Product
Generally Good
And Stable
Asset Quality
Across
Consumer
Products
Excludes Covered Loans from FDIC Acquisitions
9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10
Home Equity Lines of Credit
30 to 59 Days Past Due 0.32% 0.57% 0.86% 0.47% 0.24% 0.21%
60 to 89 Days Past Due 0.07% 0.33% 0.14% 0.05% 0.03% 0.28%
Over 90 Days Past Due 0.13% 0.07% 0.14% 0.29% 0.15% 0.00%
Total 30+ Days Past Due 0.51% 0.98% 1.14% 0.80% 0.42% 0.49%
Net Charge-Offs 1.25% 0.35% 0.47% 0.58% 0.87% 1.28%
Home Equity Term Loans
30 to 59 Days Past Due 0.57% 0.85% 1.08% 0.45% 0.28% 0.57%
60 to 89 Days Past Due 0.20% 0.22% 0.18% 0.24% 0.16% 0.17%
Over 90 Days Past Due 0.21% 0.32% 0.19% 0.13% 0.31% 0.00%
Total 30+ Days Past Due 0.98% 1.38% 1.45% 0.82% 0.75% 0.75%
Net Charge-Offs 0.81% 0.08% 0.46% 0.93% 0.21% 0.65%
Indirect Loans
30 to 59 Days Past Due 0.51% 0.64% 0.49% 0.30% 0.34% 0.40%
60 to 89 Days Past Due 0.16% 0.10% 0.07% 0.08% 0.09% 0.07%
Over 90 Days Past Due 0.06% 0.09% 0.07% 0.03% 0.03% 0.00%
Non Accrual 0.36% 0.39% 0.40% 0.39% 0.35% 0.42%
Total 30+ Days Past Due 1.08% 1.23% 1.04% 0.80% 0.81% 0.89%
Net Charge-Offs 0.54% 0.43% 0.31% 0.39% 0.13% 0.39%
Credit Card Loans
30 to 59 Days Past Due 0.32% 0.40% 0.37% 0.37% 0.35% 0.34%
60 to 89 Days Past Due 0.24% 0.30% 0.48% 0.21% 0.21% 0.22%
Over 90 Days Past Due 0.64% 0.54% 0.00% 0.00% 0.00% 0.00%
Total 30+ Days Past Due 1.20% 1.24% 0.85% 0.58% 0.56% 0.56%
Net Charge-Offs 2.48% 2.63% 3.03% 3.03% 2.16% 1.98%
Other Consumer Loans
30 to 59 Days Past Due 0.47% 0.83% 0.58% 0.42% 0.48% 0.36%
60 to 89 Days Past Due 0.33% 0.75% 0.25% 0.21% 0.10% 0.10%
Over 90 Days Past Due 0.36% 0.35% 0.45% 0.10% 0.04% 0.00%
Total 30+ Days Past Due 1.15% 1.94% 1.28% 0.73% 0.62% 0.46%
Net Charge-Offs 3.35% 1.54% 2.57% 1.45% 2.11% 1.86%
Total Consumer Loans
Total 30+ Days Past Due 0.84% 1.19% 1.11% 0.68% 0.57% 0.58%
Net Charge-Offs 1.14% 0.49% 0.71% 0.84% 0.60% 0.90%
Consumer Loan Portfolio - Quarterly Credit Statistics
Loans Past Due As A % of Product Loans

36 Consumer Loan Portfolio By Product – Origination Mix

37 Consumer Loan Portfolio By Product – Loan-To-Values

38 Consumer Loan Portfolio Indirect – 30+ Days Past Dues

39 Consumer Loan Portfolio Indirect – Net Charge-Offs

40 FDIC Loss Share Performance

Loss Share Performance
Covered Portfolio Performance

($ in thousands)
Original
Estimated
Losses
Additional
Impairment
Losses to
Date
Estimated
Remaining
Losses @
12/31/10
Projected
Total
Losses
FDIC
Threshold
Projected
Credit
Improvement
Projected
Credit
Improvement
excl.
Additional
Impairment
CapitalSouth 111,385 $    11,099 $      39,602 $   46,378 $    85,980 $      135,000 $ 25,405 $         36,503 $
Acquired 8/21/2008
Orion Bank 865,189 $    35,273 $      375,083 $ 243,595 $   618,678 $    550,000 $ 246,511 $       281,783 $
Acquired 11/13/09
Century Bank 296,809 $    27,256 $      112,429 $ 164,774 $   277,203 $    285,000 $ 19,606 $         46,861 $
Acquired 11/13/09
Sterling Bank 84,101 $      - $           5,240 $     78,861 $    84,101 $      52,000 $   - $              - $
Acquired 7/23/10
Total 1,357,484 $ 73,627 $      532,354 $ 533,608 $   1,065,962 $ 291,522 $       365,148 $

Loss Share Performance
Covered Loan Portfolio Rollforward
($ in thousands)
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,571,248   36,709         9.199% 1,466,627   39,453         10.592%
Mortgage Loans 289,197         7,479             10.345% 247,827         6,159             9.941%
Credit Card 1,204             25                   8.374% 1,154             20                   6.934%
Consumer 190,836         2,893             6.015% 213,082         3,225             6.005%
Line Of Credit-Consumer Loans 84,514           1,623             7.618% 79,958           4,582             22.733%
Commercial & Business Banking 1,004,908      24,688           9.636% 924,098         25,467           10.792%
Loans in Process 589                 -                 0.000% 508                 -                 0.000%
Overdrafts 1                     -                 0.000% 0                     -                 0.000%
FDIC Loss Share Receivable 865,810       (5,025)          -2.271% 899,558       (8,619)          -3.749%
Net Covered Loan Portfolio 2,437,058   31,684         5.133% 2,366,185   30,834         5.143%
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,571,248   36,709         9.199% 1,466,627   39,453         10.592%
CapitalSouth Bank 273,100         5,268
7.63%
250,865         8,355
13.17%
Orion Bank 817,253         20,627
9.88%
742,289         24,721
13.05%
Century Bank 366,169         8,860
9.58%
332,360         3,878
4.61%
Sterling Bank 114,725         1,953
5.86%
141,113         2,499
6.77
FDIC Loss Share Receivable 865,810       (5,025)          -2.271% 899,558       (8,619)          -3.749%
CapitalSouth Bank 77,103           (954)               -4.840% 79,553           (2,600)           -12.788%
Orion Bank 551,435         (4,562)           -3.237% 555,610         (5,568)           -3.921%
Century Bank 186,425         349                 0.732% 197,355         (593)               -1.177%
Sterling Bank 50,847           141                 1.089% 67,040           142                 0.830%
Net Covered Loan Portfolio 2,437,058   31,684         5.133% 2,366,185   30,834         5.143%
CapitalSouth Bank 350,204         4,314             4.887% 330,418         5,756             6.921%
Orion Bank 1,368,688      16,066           4.596% 1,297,899      19,153           5.783%
Century Bank 552,594         9,209             6.595% 529,715         3,285             2.457%
Sterling Bank 165,573         2,095             4.393% 208,153         2,641             4.854%
3Q2010 4Q2010
3Q2010 4Q2010

43 Markets

Markets – Local Economies
Unemployment – vs. U.S. MSAs
Consistently
Low Rates Of
Unemploy-
ment In Our
Legacy MSAs
Many Of Our
Legacy
Markets Not
Dependent
On Housing
For Growth
Assets In
FDIC-
Assisted
Acquisition
Markets Are
Protected
Under Loss-
Share
Agreements

Markets – Local Economies
Freddie Mac – Regional Prices
FHLMC, “Home Values Decline in Third Quarter"
November 30, 2010
Source: Freddie Mac
Last 5-Year
Housing
Price Last 12 3Q10 vs.
Region States Included Change Months 2Q10
West South Central LA, AR, TX, OK 13.6% 0.2% -3.1%
New England CT, MA, ME, NH, RI, VT -10.3% -0.5% 1.1%
Middle Atlantic NY, NJ, PA 1.9% -0.6% -2.5%
West North Central IA, KS, MN, MO, ND, NE, SD -2.2% -1.9% -6.7%
East South Central TN, AL, MS, KY 5.6% -1.9% -2.3%
Pacific CA, OR, WA, HI, AK -20.7% -2.6% -9.3%
East North Central IL, IN, MI, OH, WI -10.2% -3.6% -6.4%
South Atlantic NC, SC, FL, GA, VA, MD, WV, DC, DE -12.0% -6.3% -12.2%
Mountain AZ, CO, ID, MT, NM, NV, UT, WY -13.7% -8.3% -18.1%
United States -8.1% -3.1% -7.4%

46 Markets – Local Economies Housing Price Change Vs. U.S. MSAs

Markets – Local Economies
House Price Decline Probability
Local Housing
Prices Did Not
Escalate
Rapidly, So
Little House
Price “Snap-
Back”
According To
PMI, Our
Legacy Markets
Have Some Of
The Lowest
Probabilities To
Exhibit Housing
Price Declines
Over Next 2
Years

Markets-Local Economies
IBKC Market Demographics
Source: SNL Financial
MSA
IBKC
Market
Rank
IBKC
Offices
IBKC
Deposits
IBKC Dep
Mkt. Share
(%)
Percent of
IBKC
Franchise
Market
Population
Population
Change
2000-10
(%)
Projected
Population
Change
2010-15
(%)
Median
HH
Income
2010
($)
HH
Income
Change
2000-2010
(%)
Projected
HH Income
Change
2010-15
(%)
FLORIDA
North Port-Bradenton-Sarasota, FL 4 13 942,036 5.55 10.85 712,761 20.82 4.06 51,943 27.68 10.66
Naples-Marco Island, FL 4 7 824,574 7.46 9.50 332,156 32.13 5.99 62,368 28.82 11.33
Miami-Fort Lauderdale-Pompano Beach-Homestead, FL 30 10 758,759 0.48 8.74 5,513,060 10.09 1.37 51,835 28.66 13.46
Key West, FL 5 5 197,375 8.74 2.27 73,868 (7.19) (4.68) 53,763 25.83 10.94
Cape Coral-Fort Myers, FL 15 4 197,292 1.69 2.27 628,829 42.63 8.17 51,699 28.21 10.86
Jacksonville, FL 30 3 80,159 0.18 0.92 1,389,042 23.72 7.08 54,392 27.54 11.94
LOUISIANA
Lafayette, LA 1 13 1,294,043 24.87 14.90 263,368 10.16 4.27 40,904 15.26 8.20
New Iberia, LA 1 4 825,934 48.14 9.51 75,402 2.92 0.17 35,185 13.27 7.36
New Orleans-Metairie-Kenner, LA 8 12 706,559 2.53 8.14 1,187,772 (9.78) 8.77 42,621 20.67 6.36
Baton Rouge, LA 6 4 344,194 2.24 3.96 789,682 11.86 4.80 42,872 14.54 7.08
Monroe, LA 3 7 318,375 11.65 3.67 174,353 2.53 1.13 35,606 12.22 10.11
Shreveport-Bossier City, LA 7 2 202,919 3.42 2.34 394,961 5.05 1.61 37,988 14.48 8.83
Ruston, LA 3 2 99,879 9.35 1.15 57,874 (0.06) (0.30) 30,621 11.16 4.98
Crowley, LA 4 2 55,324 7.29 0.64 60,988 3.61 0.49 29,921 12.20 4.42
Abbeville, LA 9 2 47,411 5.48 0.55 56,867 5.69 1.46 31,930 8.45 6.64
Bastrop, LA 6 2 18,964 7.19 0.22 28,799 (7.16) (3.98) 27,955 11.26 5.29
Houma-Bayou Cane-Thibodaux, LA 14 1 14,864 0.37 0.17 204,128 4.96 0.46 39,560 12.74 9.36
ARKANSAS
Little Rock-North Little Rock-Conway, AR 9 11 439,589 3.25 5.06 694,164 13.70 5.87 51,146 31.38 13.27
Jonesboro, AR 3 6 215,850 8.60 2.49 119,895 11.26 6.02 39,890 28.23 16.63
Fayetteville-Springdale-Rogers, AR-MO 18 8 121,448 1.62 1.40 461,723 33.04 10.17 48,929 35.01 9.83
Paragould, AR 9 1 8,933 1.25 0.10 41,398 10.89 4.05 39,063 26.62 15.16
TENNESSEE
Memphis, TN-MS-AR 25 2 170,942 0.77 1.97 1,325,833 10.01 4.28 51,618 30.32 11.85
TEXAS
Houston-Sugar Land-Baytown, TX 85 2 52,825 0.04 0.61 6,017,013 27.60 10.46 58,086 30.07 14.35
Birmingham-Hoover, AL 13 3 249,344 0.90 2.87 1,133,874 7.76 3.39 45,636 20.09 6.12
Montgomery, AL 13 2 86,103 1.47 0.99 372,902 7.61 3.06 44,338 19.12 8.45
Mobile, AL 11 1 70,134 1.18 0.81 410,234 2.60 1.01 39,492 17.15 9.17
Huntsville, AL 17 2 67,999 0.94 0.78 407,958 19.15 9.36 51,241 18.68 7.69
Aggregate: National 96.88 311,212,863 10.59 3.85 54,442 29.12 12.39
ALABAMA

Markets – Local Economies
IBKC Office Optimization
Entered 3 New Markets
Acquired 12 Offices (All)
Closed/Consolidated 18
Offices (All Types)
Opened 10 New Bank
Offices
Opened 7 Mortgage
Offices
Divested/Sold 1 Office
5 Office Realignments
1999 Through 2005 Since 2005
Entered 26 New Markets
Acquired 138 Offices (All)
Closed/Consolidated 29
Offices (All Types)
Opened 20 New Bank
Offices
Opened 22 Mortgage
Offices
Opened 2 Title Office
11 Office Realignments

50 Markets – Local Economies Oil & Gas Impact

Summary Of IBKC
Industry Operating Environment--Challenging
•
Housing
•
Credit Risk
•
Interest Rate Risk
•
Operations Risk
We Tend To Move “Ahead Of The Curve”
Focus On Long-Term Investments & Payback
Organic And External Growth
Expense Controls And Revenue Growth
EPS/Stock Price Linkage - Shareholder Focus
Favorable Risk/Return Compared To Peers